UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)

(405)	848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 10, 2024, Chesapeake Energy Corporation (“Chesapeake”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southwestern Energy Company (“Southwestern”), Hulk Merger Sub, Inc., a newly formed, wholly owned subsidiary of the Chesapeake (“Merger Sub Inc”), and Hulk LLC Sub, LLC, a newly formed, wholly owned subsidiary of Chesapeake (“Merger Sub LLC”).

Subject to the terms and conditions of the Merger Agreement, Merger Sub Inc will be merged with and into Southwestern (the “Merger”), with Southwestern surviving as a wholly owned subsidiary of Chesapeake (the “Surviving Corporation”). At the effective time of the Merger (the “Effective Time”), each share of Southwestern common stock, par value $0.01 per share (“Southwestern Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding certain excluded shares held by Southwestern as treasury shares, or by Chesapeake or Merger Sub Inc or Merger Sub LLC, and certain equity awards of Southwestern) will convert into the right to receive 0.0867 (the “Exchange Ratio”) of a share of Chesapeake common stock, par value $0.01 per share (“Chesapeake Common Stock”) (the “Merger Consideration”). No fractional shares of Chesapeake Common Stock will be issued in the Merger, and holders of shares of Southwestern Common Stock will receive cash in lieu of fractional shares of Chesapeake Common Stock, if any, in accordance with the terms of the Merger Agreement.

Immediately following the Effective Time, the Surviving Corporation will be merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and as a wholly owned subsidiary of Chesapeake. On January 10, 2024, the board of directors of Chesapeake, the board of directors of Southwestern, the managing member of LLC Sub and the board of directors of Merger Sub approved the Merger Agreement.

The Merger Agreement also specifies the treatment of outstanding Southwestern equity awards in connection with the Merger, which shall be treated as follows at the Effective Time:

•	each outstanding and unexercised option award of Southwestern as of immediately prior to the Effective Time will cease to represent a right to acquire shares of Southwestern Common Stock and will be automatically canceled and terminated without consideration payable or owed;

•	each outstanding restricted stock award of Southwestern will automatically become fully vested and each such restricted stock award will be converted into the right to receive a number of shares of Chesapeake Common Stock equal to (i) the Exchange Ratio, multiplied by (ii) the total number of shares of Southwestern Common Stock attributable to such Southwestern Restricted Stock Award;

•	each outstanding restricted stock unit award of Southwestern under Southwestern’s Nonemployee Director Deferred Compensation Plan will automatically be fully vested, canceled, and converted into the right to receive a number of shares of Chesapeake Common Stock equal to (i) the Exchange Ratio, multiplied by (ii) the total number of shares of Southwestern Common Stock subject to such restricted stock unit award, together with accrued dividend equivalent payments in each case issuable and payable at the times specified in Southwestern’s Nonemployee Director Deferred Compensation Plan and in accordance with such director’s deferral elections as set forth in the applicable Deferred Compensation Agreement;

•	each outstanding restricted stock unit award of Southwestern that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and is held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) that is terminated upon or immediately after the Effective Time, and is subject only to time-based vesting conditions, will be fully vested, canceled and converted into the right to receive a number of shares of Chesapeake Common Stock equal to (A) the Exchange Ratio, multiplied by (B) the total number of shares of Southwestern Common Stock subject to each such restricted stock unit award, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

•	each outstanding restricted stock unit award that was granted pursuant to Southwestern’s 2022 Incentive Plan (and not described in the immediately foregoing bullet point) and that is subject only to time-based vesting conditions will be canceled and converted into an award of restricted stock units in respect of shares of Chesapeake Common Stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Southwestern Common Stock subject to such restricted stock unit award immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio. Such restricted stock unit award of Chesapeake shall vest and be payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in Chesapeake Common Stock);

•	each outstanding performance unit award that (i) was granted pursuant to the Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) that was terminated upon or immediately after the Effective Time will be (A) automatically fully vested and become payable at the greater of (1) the level based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (2) the target level (the number of shares of Southwestern Common Stock payable pursuant to the foregoing, the “Earned Company Performance Shares”), and (B) canceled and converted into the right to receive a number of shares Chesapeake Common Stock equal to (1) the Exchange Ratio, multiplied by (2) the number of Earned Company Performance Shares (as defined in the Merger Agreement), together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

•	each outstanding performance unit award of Southwestern that was granted pursuant to Southwestern’s 2022 Incentive Plan (and not described the immediately foregoing bullet point) will be deemed to correspond to a number of Earned Company Performance Shares, and will be canceled and converted into a Parent RSU Award (as defined in the Merger Agreement) in respect of that number of shares of Chesapeake Common Stock (rounded to the nearest whole share) equal to (i) the number of Earned Company Performance Shares with respect to such performance unit award multiplied by (ii) the Exchange Ratio. Such Parent RSU Award shall vest at the end of the original performance period associated with the corresponding performance unit award and shall otherwise be subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in shares of Chesapeake Common Stock);

•	each outstanding performance cash unit award of Southwestern that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) that was terminated upon or immediately after the Effective Time will be automatically fully vested and payable in cash in an amount equal to $1.00 multiplied by the greater of (A) the percentage earned based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (B) 100%; and

•	each outstanding performance cash unit award of Southwestern that was granted pursuant to Southwestern’s 2022 Incentive Plan (other than those described in the immediately foregoing bullet point) will be deemed earned at a level equal to $1.00 multiplied by the greater of (i) the percentage earned based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (ii) 100%. Such amount shall vest and be payable in cash at the end of the original performance period associated with the corresponding performance cash unit award of Southwestern and shall otherwise be subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement.

The completion of the Merger is subject to satisfaction or waiver of certain customary mutual closing conditions, including (a) the receipt of the required approvals from Chesapeake’s and Southwestern’s stockholders, (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (c) the absence of any governmental order or law that makes consummation of the transactions contemplated by the Merger Agreement illegal or otherwise prohibited, (d) the effectiveness of the registration statement on Form S-4 to be filed by Chesapeake pursuant to which the shares of Chesapeake Common Stock to be issued as Merger Consideration will be registered with the Securities and Exchange Commission (the “SEC”) and (e) the authorization for listing of Chesapeake Common Stock to be issued in connection with the Merger on NASDAQ. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions), and the receipt of an officer’s certificate from the other party to such effect. Additionally, Southwestern’s obligation to consummate the Merger is conditioned on its receipt from legal counsel that the Merger will qualify as a “reorganization” within Section 368(a) of the Tax Code.

The Merger Agreement contains customary representations and warranties of Southwestern and Chesapeake relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Southwestern and Chesapeake, including, subject to certain exceptions, covenants relating to conducting their respective businesses in the ordinary course consistent with past practice and refraining from taking certain actions, excepting in each case actions expressly permitted or required by the Merger Agreement, required by law or consented to by the other party in writing. Southwestern and Chesapeake also agreed to use their respective reasonable best efforts to cause the Merger to be consummated and to obtain expiration or termination of the waiting period under the HSR Act, subject to certain limitations set forth in the Merger Agreement.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, Southwestern and Chesapeake will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions as set forth in the Merger Agreement. Southwestern and Chesapeake are required to call a meeting of their respective stockholders to approve the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement.

The Merger Agreement contains termination rights for each of Southwestern and Chesapeake, including, among others, (a) if the consummation of the Merger does not occur on or before the date that is 12 months from the date of the Merger Agreement, which date would be automatically extended to 18 months from the date of the Merger Agreement for lack of antitrust clearance or other antitrust-related obstacles to closing (the “Outside Date”), (b) if either Chesapeake’s or Southwestern’s stockholders fail to approve a required proposal in connection with the Merger; (c) if a final and nonappealable governmental order or law permanently prohibits the Merger; (d) if the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain conditions; (e) if the other party’s board of directors has changed its recommendation in connection with the Merger (“Change of Recommendation”); (f) in order to enter into a Superior Proposal (as defined in the Merger Agreement); and (g) if the other party or its directors or executive officers willfully and materially breaches its non-solicitation obligations. Upon termination of the Merger Agreement under specified circumstances, Chesapeake or Southwestern, as applicable, would be required to pay the other party a termination fee. In addition, if the Merger Agreement is terminated due to a failure of Chesapeake’s stockholders or Southwestern’s stockholders to approve the applicable proposals in connection with the Merger, Chesapeake or Southwestern, as applicable, may be required to reimburse the other party for its expenses.

As of the Effective Time, Chesapeake will cause its name and NASDAQ ticker symbol to be changed to such name and ticker symbol determined in consultation in good faith with Southwestern. At the Effective Time, Chesapeake is required to take all necessary actions to cause four current members of the board of directors of Southwestern, who are selected by Southwestern’s board of directors and are reasonably acceptable to Chesapeake, to be appointed to the board of directors of Chesapeake immediately following the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Chesapeake. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Chesapeake’s public disclosures.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Chesapeake Energy Corporation Executive Severance Plan

On January 10, 2024, Chesapeake entered into a letter agreement with each of its named executive officers to modify the application of the Chesapeake Energy Corporation Executive Severance Plan (the “Severance Plan”) in connection with and following the consummation of the transactions contemplated by the Merger Agreement (the “Letter Agreement”). The Letter Agreement provides that (i) the consummation of the Merger will be treated as a Change in Control for purposes of the Severance Plan and for all outstanding awards granted to each named executive officer under the Chesapeake Energy Corporation 2021 Long Term Incentive Plan (the “LTIP”) prior to the closing of the Merger; and (ii) if such named executive officer’s employment is terminated by Chesapeake without Cause or the named executive officer resigns for Good Reason (as such terms are defined in the Severance Plan), in each case, in calendar year 2024 and prior to the vesting of any outstanding awards previously granted under the LTIP that were scheduled to vest in calendar year 2024 (pursuant to their original terms), such awards will remain outstanding and be eligible to vest on the same basis as if the named executive officer had remained employed by Chesapeake through the applicable vesting date (with performance awards vesting based on actual performance, as determined in accordance with the applicable award agreement).

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of January 10, 2024, by and among Chesapeake Energy Corporation, Hulk Merger Sub, Inc., Hulk LLC Sub, LLC, and Southwestern Energy Company.*
10.1	Form of Chesapeake Energy Corporation Executive Letter Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

CAUTIONARY STATEMENTS REGARDING FORWARD LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect Chesapeake’s and Southwestern’s current views about future events. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Chesapeake and Southwestern, the expected closing of the proposed transaction and the timing thereof and the proforma combined company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, expected accretion to earnings and free cash flow and anticipated dividends. Information adjusted for the proposed transaction should not be considered a forecast of future results. Although we believe our forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this report due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that our stockholders may not approve the issuance of Chesapeake’s common stock in connection with the proposed transaction; the possibility that the stockholders of Southwestern may not approve the merger agreement; the risk that Chesapeake or Southwestern may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Chesapeake’s common stock or Southwestern’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Chesapeake and Southwestern to retain and hire key personnel, on the ability of Chesapeake to attract third-party customers and maintain its relationships with derivatives counterparties and on Chesapeake’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; the effect of future regulatory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; the ability of management to execute its plans to meet its goals and other risks inherent in Chesapeake’s and Southwestern’s businesses; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of Chesapeake’s or Southwestern’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond the Chesapeake’s or Southwestern’s control; and the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this report could also have material adverse effects on forward-looking statements.

All such factors are difficult to predict and are beyond Chesapeake’s or Southwestern’s control, including those detailed in Chesapeake’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at http://investors.chk.com/ and on the SEC’s website at http://www.sec.gov, and those detailed in Southwestern’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Southwestern’s website at www.swn.com under the “Investors” tab and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Chesapeake and Southwestern undertake no obligation to publicly correct or update the forward-looking statements in this report, in other documents, or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS;

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Chesapeake and Southwestern, Chesapeake intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”) to register the shares of Chesapeake’s common stock to be issued in connection with the proposed transaction. The registration statement will include a joint proxy statement of Chesapeake and Southwestern and will also constitute a prospectus of Chesapeake (the “joint proxy statement/prospectus”). Each of Chesapeake and Southwestern may also file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the joint proxy statement/prospectus or the registration statement or any other document that Chesapeake or Southwestern may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHESAPEAKE, SOUTHWESTERN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to the stockholders of Chesapeake and Southwestern. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents containing important information about Chesapeake, Southwestern and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Chesapeake may be obtained free of charge on Chesapeake’s website at http://investors.chk.com/. Copies of the documents filed with the SEC by Southwestern may be obtained free of charge on Southwestern’s website at www.swn.com under the “Investors” tab.

Participants in Solicitation

Chesapeake and Southwestern and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction contemplated by the joint proxy statement/prospectus. Information regarding Chesapeake’s directors and executive officers and their ownership of Chesapeake’s securities is set forth in Chesapeake’s filings with the SEC, including Chesapeake’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its Proxy Statement on Schedule 14A, which was filed with the SEC on April 28, 2023. To the extent such person’s ownership of Chesapeake’s securities has changed since the filing of Chesapeake’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC thereafter. Information regarding Southwestern’s directors and executive officers and their ownership of Southwestern’s securities is set forth in Southwestern’s filings with the SEC, including Southwestern’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its Proxy Statement on Schedule 14A, which was filed with the SEC on April 5, 2023. To the extent such person’s ownership of Southwestern’s securities has changed since the filing of Southwestern’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC thereafter. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy solicitations may be obtained by reading the joint proxy statement/prospectus and other relevant materials that will be filed with the SEC regarding the proposed transaction when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This report relates to the proposed transaction between Chesapeake and Southwestern. This report is for informational purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

	By:	/s/ Domenic J. Dell’Osso, Jr.
Domenic J. Dell’Osso, Jr.
President and Chief Executive Officer

Date: January 11, 2024